UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2009 (December 31, 2008)

RENAISSANCE ACQUISITION CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-33258	20-4720414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Sample Road, Suite 400, Pompano Beach, Florida	33064
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (954) 784-3031

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

General

Renaissance Acquisition Corp. (“Renaissance”) previously entered into an Agreement and Plan of Merger dated as of September 13, 2008, as amended on December 22, 2008 (collectively, the “Agreement and Plan of Merger” or “Agreement”) by and among Renaissance, FCI Merger Sub I, Inc. (“Merger Sub I”), FCI Merger Sub II, LLC (“Merger Sub II”, and, together with the Merger Sub I, collectively, the “Merger Subs”), First Communications, Inc. (“First Communications”) and The Gores Group LLC, solely in its capacity as the exclusive representative of the stockholders of First Communications (“Stockholders’ Representative”).  Pursuant to the Agreement, Merger Sub I will merge with and into First Communications, with First Communications continuing as the surviving corporation (“Merger I”) and First Communications will immediately thereafter merge with and into Merger Sub II, with Merger Sub II continuing as the surviving limited liability company (“Merger II,” and, together with Merger I, collectively, the “Merger”).

Renaissance, the Merger Subs, First Communications and the Stockholders’ Representative entered into Amendment No. 2 to Agreement and Plan of Merger (the “Second Amendment”) on December 31, 2008, which provided that Renaissance would file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the special meeting of Renaissance’s stockholders to vote upon the Merger and, with respect to the Renaissance common stock being issued to the existing First Communications stockholders in the Merger, a registration statement for the resale of such securities after the closing of the Merger and use their best efforts to have such document become effective within 12 months of closing of the Merger.  Previously, Renaissance had agreed to file a Registration Statement on Form S-4 in connection with the Merger and the closing of the Merger was conditioned upon the effectiveness of that registration statement.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment dated December 31, 2008, attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure

Beginning on January 6, 2009, Renaissance intends to meet with investors to discuss the Merger and the Merger Agreement, as amended to date.  A copy of the presentation to be used at the meetings is furnished as Exhibit 99.1 to this report.  This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01.  Other Events

See the information in Item 1.01.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 2.1

Amendment No. 2 to the Agreement and Plan of Merger dated as of December 31, 2008, among Renaissance Acquisition Corp., FCI Merger Sub I, Inc., FCI Merger Sub II, LLC, First Communications, Inc. and the Stockholders’ Representative named therein.

	Exhibit 99.1	Investor Presentation dated January 6, 2009.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed merger between Renaissance and First Communications (which may be identified by the use of the words “may,” “intend,” “expect” and like words) are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties ability to consummate the merger; the conditions to the completion of the merger; the receipt of stockholder approval; the regulatory approvals and effectiveness of the proxy statement required for the completion of the merger may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the completion of the merger may be more difficult, time-consuming or costly than expected; and operating costs, customer loss and business disruption may be greater than expected following the announcement of the merger. Renaissance and First Communications caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Renaissance and First Communications do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstance on which any such statement is based, except as required by law.

Where to Find Additional Information

Stockholders of Renaissance and other interested persons are advised to read Renaissance’s preliminary proxy statement, and when available, definitive proxy statement, in connection with Renaissance’s solicitation of proxies for the special meeting, because these proxy statements will contain important information. Such persons can also read Renaissance’s final prospectus, dated January 29, 2007, for a description of the security holdings of the Renaissance officers and directors and their respective interests in the successful consummation of this business combination.  The definitive proxy statement will be mailed to stockholders as of the record date of December 24, 2008 for voting on the merger.  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:  Renaissance Acquisition Corp., 50 East Sample Road, Suite 400, Pompano Beach, Florida 33064.  The preliminary proxy statement and the definitive proxy statement, once available, can also be obtained, without cost, at the SEC’s internet site (http://www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 6, 2009                                              RENAISSANCE ACQUISITION CORP.

By:        /s/ Barry W. Florescue

Name: Barry W. Florescue

Title:   Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Amendment No. 2 to the Agreement and Plan of Merger dated as of December 31, 2008, among Renaissance Acquisition Corp., FCI Merger Sub I, Inc., FCI Merger Sub II, LLC, First Communications, Inc. and the Stockholders’ Representative named therein.

99.1	Investor Presentation dated January 6, 2009